UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2024

X1 Capital Inc.

(Exact Name of Registrant as Specified in its Charter)

000-56609	Maryland	93-2414793
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6637 S Winding Brook Dr., Fairhope, AL 36532

(Address of Principal Executive Offices and Zip Code)

Registrant telephone number, including area code: (713)614-7755

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 1, 2024, Mr. James Hickey and Mr. Richard Chang personally sold their shares in X1 Capital Inc. (“Company”) to Growth Lending LLC in a private transaction. As a result of this stock purchase, Growth Lending LLC has acquired 100% of the outstanding shares in the Company.

Item 1	Registrant’s Business and Operations

On November 1, 2024, Mr. James Hickey and Mr. Richard Chang personally sold their shares in the Company to Growth Lending LLC in a private transaction. As a result of this stock purchase, Growth Lending LLC has acquired 100% of the outstanding shares in the Company.

Item 5.01.	Changes in Control of Registrant.

As a result of this stock purchase, a change in control of the Company occurred. The information contained in Item 1 is incorporated herein by reference.

Item 5.02.	Departure of Director or Certain Officers. Election of Director Appointment of Certain Officers Compensatory Arraignments of Certain Officers

Mr. Richard Chang has stepped down as a Board Member. Mr. Ladislas Mysyrowicz, CEO of Growth Lending LLC, is the replacement Board Member.

On November 1, 2024, the Independent Members of the Board of the Board of Directors authorized a Consulting Agreement (“Agreement”) between Alternative Risk Strategies LLC (“ARS”) and the Company. As part of this Agreement, Growth Lending LLC will assume responsibility on behalf of ARS of payment of operating expenses for the Company until the Initial Close.

Item 5.03.	Amendment to Bylaws.

On November 1, 2024, the Bylaws of the Company were amended and restated. They are effective immediately. The Amended Bylaws of the Company are filed herewith and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.2	Amended Bylaws as of October 15, 2024

10.6	Board Member Authorization *

* The Consulting Contract with ARS has been been omitted in accordance with Item 601(b)(10) of Regulation S-K, as applicable. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2024	X1 Capital Inc.

	By:	/s/ James Hickey
	Name:	James Hickey
	Title:	CEO